UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 21, 2003

Date of Report (Date of earliest event reported)

000-49769

Commission File Number

TAMARAK, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                                                                          95-4790148

(State or other jurisdiction of                                             (I.R.S. Employer Identification No.)

 incorporation or organization)

7311 Van Nuys Boulevard, Suite 2, Van Nuys, California 91405

(Address of principal executive offices)

(818) 780-2890

(Issuer's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 4.    Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

     (i) Effective January 21, 2003, Tamarak, Inc. ("Registrant"), confirmed with its auditors, Gaytan, Kallman, & Company, LLP ("GKC"), that the firm would no longer be representing the Registrant as its accountants. As of that date, GKC informed the Registrant that it would decline to stand for re-election as the Registrant's accountants.

     (ii) GKC last reported on Registrant's financial statements as of August 31, 2002. The independent auditor's reports included with the Registrant's financial statements, from inception to August 31, 2002, as audited by GKC, did not contain any adverse opinions or disclaimers of opinion, and have never been modified as to uncertainty, audit scope, or accounting principles.

     (iii) The change of independent accountants was ratified by the Board of Directors of Tamarak, Inc. on January 21, 2002.

     (iv) From inception (March 16, 2000) through January 21, 2003, GKC's reports on the Company's consolidated financial statements contained no adverse opinions or a disclaimer of opinion, or was qualified or modified as to uncertainty, any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GKC, would have caused them to make reference thereto in their report on the consolidated financial statements for any years for which an audit was undertaken.

     (v) From inception (March 16, 2000) through January 21, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (a) From inception (March 16, 2000) through January 21, 2003, GKC did not advise Registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

            (b)  From inception (March 16, 2000) through January 21, 2003, GKC did not advise Registrant that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made GKC unwilling to be associated with the financial statements prepared by management.

            (c)  From inception (March 16, 2000) through January 21, 2003, GKC did not advise Registrant that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

            (d)  From inception (March 16, 2000) through January 21, 2003, GKC did not advise Registrant that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

     (vi) The Registrant has requested that GKC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 22, 2003, is filed as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants

     The Registrant has engaged Donald V. Edwards, CPA as its new independent accountant on January 21, 2003. Prior to January 21, 2003 the Registrant had not consulted with Donald V. Edwards regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by Edwards concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7. Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

     Exhibit 16.1 Letter from GKC dated January 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2003

TAMARAK, INC.

/s/ A.J. Leydton

A.J. Leydton,

Chairman & CEO

Exhibit 16.1

January 22, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:    Tamarak, Inc.

         Commission File No. 000-49769

Ladies and Gentlemen:

We have read Item 4 of Tamarak, Inc.'s Form 8-K dated January 22, 2003, and we agree with such statements, except that (1) in reference to item (a)(1)(iii), we are not in a position to confirm that the change was ratified by the Board of Directors of Tamarak on January 21, 2003 as no formal written communication was received by us regarding the change, and (2) we are not in a position to confirm that Tamarak, Inc. engaged new principal accountants on January 21, 2003, and therefore, did not consult Donald V. Edwards regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

Very truly yours,

/s/ Gaytan, Kallman & Company, LLP

Gaytan, Kallman & Company, LLP